UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 7, 2020

PVH CORP. /DE/
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 MADISON AVENUE, NEW YORK, New York		10016
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (212)-381-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
   (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
   (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	PVH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Entry into material compensatory agreements

PVH Corp. (the “Company”) announced on April 7, 2020 that Emanuel Chirico, Chief Executive Officer of the Company, had agreed to forego his salary for the duration of the COVID-19 crisis, and Stefan Larsson, President, Michael Shaffer, Chief Operating & Financial Officer, Cheryl Abel-Hodges, Chief Executive Officer, Calvin Klein, and Daniel Grieder, Chief Executive Officer PVH Europe and Tommy Hilfiger Global have agreed to temporarily reduce their base salaries by 25%-50%. The announcement was made in a press release issued by the Company regarding additional actions it was taking to navigate the COVID-19 pandemic and its effects on the Company’s associates, business and financial position. The temporary salary reductions will commence in April 2020, will remain in place for at least three months and will last no more than six months.The agreements also acknowledge the intention to decrease bonus opportunities by 50% compared to 2019. The agreements include a waiver by the executives of any claims under their employment agreements in respect to these matters.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release on April 7, 2020 providing additional updates on actions it is taking as a result of the COVID-19 pandemic, including the reduction of executive officer salaries described in Item 5.02 of this report. A copy of the press release is attached hereto as Exhibit 99.1.
The information set forth in this Item 7.01 of this report and in Exhibit 99.1 is being furnished, and not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor is it to be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this report (including the exhibit hereto) is not an admission as to the Company’s materiality of the information in this Item 7.01 or in the exhibit or that it is required to be disclosed by reason of Regulation FD.

Item 9.01 Financial Statements And Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated April 7, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.

By: /s/ Mark D. Fischer
Mark D. Fischer, Executive Vice President

Date: April 7, 2020